                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  October 26, 1995




                             HEALTHSOUTH Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                    1-10315                   63-0860407
     ------------------              ---------                 ------------
      (State or Other               (Commission              (I.R.S. Employer
Jurisdiction of Incorporation       File Number)             Identification No.)
      or Organization)



 Two Perimeter Park South
     Birmingham, Alabama                                            35243
----------------------------                                   -------------
    (Address of Principal                                        (Zip Code)
     Executive Offices)



Registrant's Telephone Number,                                 (205) 967-7116
    Including Area Code:




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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of SSCI at December 31, 1994, and the period then ended, were filed with the Company's Registration Statement on Form S-4 filed September 28, 1995 (Reg. No. 33-63055) and are hereby incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         The required pro forma financial information for the Company at September 30, 1995, and the period then ended, was filed with the Company's Current Report on Form 8-K filed January 3, 1996, and is hereby incorporated herein by reference.

         (c)      Exhibits.

                  (2) Plan and Agreement of Merger, dated as of August 23, 1995, by and among HEALTHSOUTH Corporation, SSCI Acquisition Corporation and Sutter Surgery Centers, Inc., filed as Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 33-63055), as filed with the Commission on September 28, 1995, is hereby incorporated herein by reference.


         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Plan and Agreement of Merger, incorporated by reference herein as Exhibit (2).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             January 10, 1996.

                             HEALTHSOUTH Corporation


                             By        /s/ RICHARD M. SCRUSHY
                                ----------------------------------------
                                           Richard M. Scrushy,
                                          Chairman of the Board
                                        and Chief Executive Officer




















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